Exhibit 23.2

                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

             As independent public accountants, we hereby consent to
             the incorporation by reference in this registration statement
					        on Form S-8 of our report dated January 16, 1995 included
             in SoftKey International Inc.'s Form 10-K for the year ended
             January 6, 1996 and to all references to our Firm included in this registration statement.

                                          /s/ ARTHUR ANDERSEN LLP

                  Boston, Massachusetts
                  May 28, 1996